CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of First Farmers and Merchants Corporation and Subsidiary for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof , each of the undersigned certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            The Form 10-K complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
            The information contained in Form 10-K fairly presents, in all material respects, the financial condition and results of operation of First Farmers and Merchants Corporation and Subsidiary.

Date	March 15, 2004	__________/s/ T. Randy Stevens_________________
T. Randy Stevens, Chief Executive Officer and President

Date	March 15, 2004	_____/s / Patricia N. McClanahan __________
Patricia N. McClanahan, Chief Financial Officer